Exhibit 21

SUBSIDIARIES OF THE REGISTRANT

Entity Name	Jurisdiction of Formation	Doing Business As
Ambulatory Resource Centres Investment Company, LLC	Delaware	N/A
Ambulatory Resource Centres of Florida, Inc.	Florida	N/A
Ambulatory Resource Centres of Massachusetts, Inc.	Tennessee	N/A
Ambulatory Resource Centres of Texas, Inc.	Tennessee	N/A
Ambulatory Resource Centres of Washington, Inc.	Tennessee	N/A
Ambulatory Resource Centres of Wilmington, Inc.	Tennessee	N/A
Ambulatory Surgery Center of Cool Springs, LLC	Tennessee	N/A
Ambulatory Surgery Center of Worcester, LLC	Delaware	N/A
Animas Surgical Hospital, LLC	Delaware	N/A
ARC Development Corporation	Tennessee	N/A
ARC Financial Services Corporation	Tennessee	N/A
ARC Kentucky, LLC	Tennessee	ARC Kentucky/Louisville, LLC (KY)
ARC of Bellingham, L.P.	Tennessee	N/A
ARC of Georgia, LLC	Tennessee	Premier Surgery Center (GA)
ARC Worcester Center, L.P.	Tennessee	ARC Worcester Center Limited Partnership (MA)
ASC of Hammond, Inc	Delaware	N/A
ASC of New Albany, LLC	Indiana	N/A
Austin Surgical Holdings, LLC	Delaware	ATX Surgical Holdings, LLC (TX)
Bayside Endoscopy Center, LLC	Rhode Island	N/A
Birmingham Surgery Center, LLC	Delaware	N/A
Boulder Spine Center, LLC	Delaware	Minimally Invasive Spine Institute (CO)
Bristol Spine Center, LLC	Delaware	Renaissance Surgery Center (TN)
Cape Coral Ambulatory Surgery Center, LLC	Florida	N/A
CAPE CORAL ANESTHESIA SERVICES, LLC	Florida	N/A
Central Austin Ambulatory Surgery Center, L.P.	Tennessee	Central Park Surgery Center (TX)
Chesterfield Spine Center, LLC	Delaware	St. Louis Spine and Orthopedic Surgery Center (MO)
CMMP Surgical Center, L.L.C.	Missouri	N/A
Cypress Surgery Center, LLC	Delaware	N/A
DSC Anesthesia, LLC	Florida	N/A
Great Falls Clinic Surgery Center, LLC	Montana	N/A
Gresham Station Surgery Center, LLC	Oregon	N/A
HMFW Surgery Center, L.P.	Texas	Clear Fork Surgery Center (TX)
Honolulu Spine Center, LLC	Delaware	N/A
Houston PSC - I, Inc.	Texas	N/A
Jacksonville Beach Surgery Center, L.P.	Tennessee	Jacksonville Beach Surgery Center (FL)
Kent, LLC	Rhode Island	N/A

Entity Name	Jurisdiction of Formation	Doing Business As
Lakeside Women's Center of Oklahoma City, L.L.C.	Oklahoma	N/A
Largo Endoscopy Center, L.P.	Tennessee	Tampa Bay Regional Surgery Center (FL)
Largo Surgery, LLC	Florida	West Bay Surgery Center (FL)
Lubbock Surgicenter, Inc.	Texas	N/A
Medisphere Health Partners - Oklahoma City, Inc.	Tennessee	N/A
Medisphere Health Partners Management of Tennessee, Inc.	Tennessee	N/A
Montana Health Partners, LLC	Montana	N/A
Mountain View Hospital, LLC	Delaware	N/A
NeoSpine Puyallup Spine Center, LLC	Delaware	Microsurgical Spine Center (WA)
NeoSpine Surgery of Bristol, LLC	Delaware	N/A
NeoSpine Surgery of Nashville, LLC	Delaware	N/A
NeoSpine Surgery of Puyallup, LLC	Delaware	N/A
NeoSpine Surgery, LLC	Delaware	N/A
New Albany Outpatient Surgery, L.P.	Delaware	N/A
Northeast Baptist Surgery Center, LLC	Texas	Village Specialty Surgical Center (TX)
Northstar Hospital, LLC	Delaware	N/A
Northstar Surgical Center, L.P.	Texas	N/A
Novi Surgery Center, LLC	Michigan	N/A
NSC Edmond, Inc.	Oklahoma	N/A
Orange City Surgical, LLC	Delaware	Blue Springs Surgery Center (FL)
Orthopaedic Surgery Center of Asheville, L.P.	Tennessee	Orthopaedic Surgery Center of Asheville, Limited Partnership (NC)
Physicians Medical Center, L.L.C.	Louisiana	N/A
Physicians Surgery Center, LLC	Delaware	Lee Island Coast Surgery Center (FL)
Physicians Surgical Care, Inc.	Delaware	N/A
Physicians Surgical Care Management, Inc.	Delaware	N/A
Pickaway Surgical Center, Ltd.	Ohio	Physicians Ambulatory Surgery Center (OH)
PMCROS, L.L.C.	Louisiana	N/A
Portsmouth, LLC	Delaware	N/A
Premier Ambulatory Surgery of Duncanville, Inc.	Delaware	N/A
Premier Orthopaedic Surgery Center, LLC	Tennessee	N/A
PSC Development Company, LLC	Delaware	N/A
PSC of New York, L.L.C.	Delaware	N/A
PSC Operating Company, LLC	Delaware	N/A
Quahog Holding Company, LLC	Delaware	N/A
Recovery Care, L.P.	Illinois	N/A
SARC/Asheville, Inc.	Tennessee	N/A
SARC/Circleville, Inc.	Tennessee	N/A
SARC/Deland, Inc.	Tennessee	N/A
SARC/Ft. Myers, Inc.	Tennessee	N/A
SARC/FW, Inc.	Tennessee	N/A
SARC/Georgia, Inc.	Tennessee	N/A
SARC/Jacksonville, Inc.	Tennessee	N/A

Entity Name	Jurisdiction of Formation	Doing Business As
SARC/Kent, LLC	Tennessee	N/A
SARC/Knoxville, Inc.	Tennessee	N/A
SARC/Largo Endoscopy, Inc.	Tennessee	N/A
SARC/Largo, Inc.	Tennessee	N/A
SARC/Metairie, Inc	Tennessee	N/A
SARC/Providence, LLC	Tennessee	N/A
SARC/San Antonio, LLC	Tennessee	N/A
SARC/Savannah, Inc.	Tennessee	N/A
SARC/St. Charles, Inc.	Tennessee	N/A
SARC/Vincennes, Inc.	Tennessee	N/A
SARC/Worcester, Inc.	Tennessee	N/A
SMBI Great Falls, LLC	Tennessee	N/A
SMBI Gresham, LLC	Tennessee	N/A
SMBI Havertown, LLC	Tennessee	N/A
SMBI Idaho, LLC	Tennessee	N/A
SMBI Northstar, LLC	Tennessee	N/A
SMBI Portsmouth, LLC	Tennessee	N/A
SMBIMS Birmingham, Inc.	Tennessee	N/A
SMBIMS Durango, LLC	Tennessee	N/A
SMBIMS Florida I, LLC	Florida	N/A
SMBIMS Greenville, LLC	Tennessee	N/A
SMBIMS Kirkwood, LLC	Tennessee	N/A
SMBIMS Novi, LLC	Tennessee	N/A
SMBIMS Orange City, LLC	Tennessee	N/A
SMBIMS Steubenville, Inc.	Tennessee	N/A
SMBIMS Tuscaloosa, Inc.	Tennessee	N/A
SMBIMS Wichita, LLC	Tennessee	N/A
SMBISS Beverly Hills, LLC	Tennessee	N/A
SMBISS Chesterfield, LLC	Tennessee	N/A
SMBISS Encino, LLC	Tennessee	N/A
SMBISS Irvine, LLC	Tennessee	N/A
SMBISS Thousand Oaks, LLC	Tennessee	N/A
South Shore Operating Company, LLC	Delaware	N/A
Specialty Surgical Center of Beverly Hills, L.P.	California	N/A
Specialty Surgical Center of Encino, L.P.	California	N/A
Specialty Surgical Center of Encino, LLC	California	N/A
Specialty Surgical Center of Irvine, L.P.	California	N/A
Specialty Surgical Center of Irvine, LLC	California	N/A
Specialty Surgical Center of Thousand Oaks, L.P.	California	N/A
Specialty Surgical Center of Thousand Oaks, LLC	California	N/A
Specialty Surgical Center, LLC	California	N/A
SSC Provider Network,LLC	Delaware	N/A
Surgery Center of Pennsylvania, LLC	Delaware	Havertown
Surgery Center Partners, LLC	Delaware	Timberlake Surgery Center (MO)

Entity Name	Jurisdiction of Formation	Doing Business As
Surgical Hospital of Austin, L.P.	Texas	Austin Surgical Hospital (TX)
Symbion Ambulatory Resource Centres, Inc.	Tennessee	N/A
Symbion Employee Relief Disaster Fund	Tennessee	N/A
SymbionARC Management Services, Inc.	Tennessee	N/A
SymbionARC Support Services, LLC	Tennessee	N/A
Texarkana Surgery Center GP, Inc.	Texas	N/A
Texarkana Surgery Center, L.P.	Delaware	N/A
The Center for Special Surgery, LLC	Delaware	N/A
The Hand Surgery Center of Louisiana, L.P.	Tennessee	Greater New Orleans Surgery Center and The Hand Surgery Center of Louisiana (LA)
The Surgery Center of Ocala, LLC	Tennessee	N/A
The Surgery Center, LLC	Georgia	N/A
UniPhy Healthcare of Johnson City VI, LLC	Tennessee	N/A
UniPhy Healthcare of Maine I, Inc.	Tennessee	N/A
UniPhy Healthcare of Memphis I, LLC	Tennessee	N/A
UniPhy Healthcare of Memphis II, Inc.	Tennessee	N/A
UniPhy Healthcare of Memphis III, LLC	Tennessee	N/A
UniPhy Healthcare of Memphis IV, LLC	Tennessee	N/A
Valley Ambulatory Surgery Center, L.P.	Illinois	N/A
Valley Medical Inn, L.P.	Illinois	N/A
Valley Surgical Center, Ltd.	Ohio	Valley Surgical Center
VASC, Inc.	Illinois	N/A
Village Surgicenter, Inc.	Delaware	N/A
Village Surgicenter, Limited Partnership	Delaware	N/A
Wilmington Surgery Center, L.P.	Tennessee	N/A